CONSENT OF INDEPENDENT AUDITORS


To Board of Trustees
of DEVCAP Shared Return Fund:

We consent to the use of our report dated September 15, 2000 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.




                                        /s/ KPMG LLP
                                        ------------
                                        KPMG LLP


Boston, Massachusetts
November 20, 2000